SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549


                                   FORM 8-K


                                  CURRENT REPORT

                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported)            NOVEMBER 30, 1998
                                                 -------------------------------



                     WASHINGTON REAL ESTATE INVESTMENT TRUST
             (Exact name of registrant as specified in its charter)



Maryland                              1-6622                 53-0261100
--------------------------------------------------------------------------------
(State or other jurisdiction of     (Commission File       (IRS Employer
      incorporation)                    Number)         Identification Number)



6110 Executive Boulevard, Rockville, Maryland                     20852
--------------------------------------------------------------------------------
(Address of principal executive offices)                        (Zip Code)



Registrant's telephone number, including area code    (301) 984- 9400
                                                   -----------------------------

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS

      During the period from January 1, 1998 to November 30, 1998, Washington Real Estate Investment Trust ("WRIT") or its subsidiaries purchased five real estate properties, which, individually are insignificant as defined in Regulation S-X, but in the aggregate, constitute a "significant amount of assets" as defined in Regulation S-X. When acquisitions are individually insignificant but significant in the aggregate, Regulation S-X requires the presentation of audited financial statements for assets comprising a substantial majority of the individually insignificant properties. WRIT's 1998 real estate asset purchases first exceeded the minimum level of significance upon the September 30, 1998 purchase of an office property located in Vienna, Virginia, and on October 13, 1998 WRIT filed a report on form 8-K providing certain financial information with respect to properties acquired between January 1, 1998 and September 30, 1998.

      On November 30, 1998, WRIT LP, a 99.9% owned subsidiary of WRIT, purchased Woodburn Medical Park ("Woodburn"), consisting of two medical office buildings with a total of 167,000 square feet located in Annandale, Virginia from Woodburn Holding Limited Partnership I and II, for a contract purchase price of $35,200,000. Approximately $13.5 million of the contract purchase price was provided from a borrowing on one of WRIT's lines of credit. The balance of the contract purchase price was paid through the assumption by WRIT of a first mortgage on Woodburn in the amount of $21.7 million. On the date of acquisition, Woodburn was 99% leased. Woodburn, combined with NVIP (see below), constitutes a "substantial majority" of the assets acquired by WRIT during 1998 as defined in Regulation S-X.

      As previously reported on WRIT's Form 8-K filed with the Securities and Exchange Commission on October 13, 1998, WRIT and WRIT- NVIP LLC, a 93% owned subsidiary of WRIT, purchased Northern Virginia Industrial Park ("NVIP"), a 790,000 square foot industrial distribution center located in Lorton, Virginia from CAMM L.L.C. and Maywood Building Corporation, for a contract purchase price of $30,350,000 on May 22, 1998. Approximately $7.6 million of the contract purchase price was provided by WRIT's March 1998 sale of Shirley- 395 Business Center. The balance of the contract purchase price was paid out of a portion of the proceeds from WRIT's February 1998 Medium Term Note offering. On the date of acquisition, NVIP was 83% leased.


Item 7.  FINANCIAL STATEMENTS AND EXHIBITS

      (a)   Financial Statements of Businesses Acquired

            The acquisition of Woodburn and NVIP combined with WRIT's other 1998 acquisitions constitutes the acquisition of a "significant amount of assets" as defined in Regulation S-X. Woodburn and NVIP constitute a substantial majority of the assets acquired by WRIT in 1998. The financial statements with respect to NVIP were filed with WRIT's 8-K filed on October 13, 1998. The following financial statements are filed as an exhibit hereto:

            1. Woodburn Medical Park - Audited Historical Summary of Gross Income and Direct Operating Expenses for the year ended December 31, 1997.

            In acquiring Woodburn and NVIP, WRIT evaluated among other things, sources of revenue (including but not limited to, competition in the rental market, comparative rents and occupancy rates) and expenses (including but not limited to, utility rates, ad valorem tax rates, maintenance expenses and anticipated capital expenditures). After reasonable inquiry, management is not aware of any material factors affecting Woodburn and NVIP that would cause the reported financial information not to be indicative of Woodburn's and NVIP's future operating results.

      (b)   Pro Forma Financial Information

            The following pro forma financial statements for a substantial majority of the assets acquired by WRIT in 1998 (as defined in Regulation S-X) are filed as an exhibit hereto:

            1. WRIT Unaudited Pro Forma Condensed and Consolidated Balance Sheet as of September 30, 1998.

            2. WRIT Unaudited Pro Forma Condensed and Consolidated Statements of Operations for the year ended December 31,1997 and the nine months ended September 30, 1998.


      (c)   Exhibits

            23.   Consent of Auditors

                                  SIGNATURES


      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                    WASHINGTON REAL ESTATE INVESTMENT TRUST
                    ---------------------------------------
                                 (Registrant)




                  By: /s/ Laura M. Franklin
                      --------------------------------------
                             (Signature)

                        Laura M. Franklin
                        Vice President
                        Chief Accounting Officer &
                        Corporate Secretary



      December 15, 1998
      ------------------------
            (Date)

                          Independent Auditors' Report



To the Board of Trustees of
Washington Real Estate Investment Trust


We have audited the accompanying Historical Summary of Gross Income and Direct Operating Expenses of Woodburn Medical Park ("Historical Summary") for the year ended December 31, 1997. This Historical Summary is the responsibility of the Park's management. Our responsibility is to express an opinion on the Historical Summary based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the Historical Summary is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the Historical Summary. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the Historical Summary. We believe that our audit provides a reasonable basis for our opinion.

The accompanying Historical Summary was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission as described in Note 2, and is not intended to be a complete presentation of the Park's revenue and expenses.

In our opinion, the Historical Summary referred to above presents fairly, in all material respects, the gross income and direct operating expenses described in
Note 2 of Woodburn Medical Park for the year ended December 31, 1997, in conformity with generally accepted accounting principles.





STOY, MALONE & COMPANY, P.C.


Bethesda, Maryland
December 4, 1998

                            WOODBURN MEDICAL PARK
                            ---------------------

                    HISTORICAL SUMMARY OF GROSS INCOME AND
                    --------------------------------------
                          DIRECT OPERATING EXPENSES
                          -------------------------

                         Year Ended December 31, 1997
                         ----------------------------

Gross income:
   Base rents                                                         $4,074,356
   Operating expense recoveries                                          255,625
   Other                                                                  11,722
                                                                      ----------

        Total gross income                                            $4,341,703
                                                                      ==========

Direct operating expenses:
   Real estate taxes                                                  $  331,896
   Repairs and maintenance                                               278,563
   Cleaning                                                              169,304
   Utilities                                                             115,444
   Insurance                                                              40,457
   Taxes - other                                                          17,541
   Security                                                               13,554
                                                                      ----------

        Total direct operating expenses                               $  966,759
                                                                      ==========




The Notes to Historical Summary of Gross Income and Direct Operating Expenses are an integral part of this summary.

                              WOODBURN MEDICAL PARK
                              ---------------------

                 NOTES TO HISTORICAL SUMMARY OF GROSS INCOME AND
                 -----------------------------------------------
                            DIRECT OPERATING EXPENSES
                            -------------------------

NOTE 1 - NATURE OF BUSINESS:

Woodburn Medical Park consists of two office buildings located in Annandale, Virginia, containing approximately 167,000 rentable square feet.

The operations of Woodburn Medical Park consist of leasing commercial office space to various tenants. All of the leases provide for operating expense recoveries. The majority of leases provide for fixed rental rate increases of 2.5% - 3.0% per annum. A small number of leases provide for adjustments of rent based on increases in the Consumer Price Index ("CPI"). There were no significant rent adjustments based on increases in the CPI for 1997.

All leases are classified as operating leases and expire at various dates prior to 2008. The following is a schedule by years of future minimum rents receivable on noncancelable operating leases in effect as of December 31, 1997:

             1998                                      $3,400,066
             1999                                       2,696,823
             2000                                       2,443,734
             2001                                       2,078,288
             2002                                       1,784,932
             Thereafter                                 6,959,076

Included in the table above for 1998 is $376,920 of future minimum rents receivable from a tenant whose lease expired June 30, 1998. Base rents from this tenant totaled approximately $743,700 during 1997. During 1998, this tenant entered into two new leases effective July 1, 1998. One lease is for 10 years and provides for initial base rent of approximately $323,000 with fixed rental rate increases of 2.5%. The other lease is for five years and provides for initial base rent of approximately $414,000 with fixed rental rate increases of 3.0%.

NOTE 2 - BASIS OF PRESENTATION:

Washington Real Estate Investment Trust purchased Woodburn Medical Park on November 30, 1998. The Historical Summary has been prepared for the purpose of complying with Regulation S-X, Rule 3-14 of the Securities and Exchange Commission ("SEC"), which requires certain information with respect to real estate operations acquired to be included with certain filings with the SEC. This Historical Summary includes the historical gross income and direct operating expenses of Woodburn Medical Park, exclusive of the following expenses which may not be comparable to the proposed future operations:

      (a) Interest expense on existing mortgages and borrowings
      (b) Depreciation of property and equipment
      (c) Management and leasing fees
      (d) Certain corporate expenses
      (e) Provisions for income taxes

                     WASHINGTON REAL ESTATE INVESTMENT TRUST
               PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET AND
                 CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS

          The pro forma balance sheet as of September 30, 1998 presents consolidated financial information as if the acquisition of the Properties had taken place on September 30, 1998. The pro forma statements of operations for the year ended December 31, 1997 and for the nine months ended September 30, 1998 present combined financial information as if the acquisition of the Properties had taken place as of January 1, 1997.

          WRIT purchased Woodburn on November 30, 1998 and NVIP on May 22, 1998.

          The pro forma statements of operations shows earnings in the amount of $30,783 and $31,890 for the year ended December 31, 1997 and the nine months ended September 30, 1998, respectively, after giving effect to certain pro forma adjustments required to reflect the operating results as if the Properties had been acquired as January 1, 1997.

                             PRO FORMA BALANCE SHEET
                               SEPTEMBER 30, 1998
                      (in thousands, except per share data)
                                                                              PRO
                                                                             FORMA               PRO
                                                      REGISTRANT             ADJ'S               FORMA
                                                      -----------         ------------       -------------

Assets
  Real estate at cost                                     $558,100     (1)    $35,200            $593,300
  Accumulated depreciation                                 (64,879)            -                  (64,879)
                                                    ---------------       ------------       -------------
          Total Investment in Real Estate                  493,221             35,200             528,421

  Cash and temporary investments, receivables,
        prepaid expenses and other assets                   24,901                                 24,901
                                                    ---------------       ------------       -------------
                                                          $518,122            $35,200            $553,322
                                                    ===============       ============       =============

Liabilities
  Notes payable                                           $210,000            $-                 $210,000
  Mortgage notes payable                                     7,357     (1)     21,700              29,057
  Lines of credit payable and bridge loan payable           30,000     (1)     13,500              43,500
  Accounts payable and other liabilities                    11,298             -                   11,298
  Tenant security deposits                                   4,136             -                    4,136
                                                    ---------------       ------------       -------------

                                                           262,791             35,200             297,991
                                                    ---------------       ------------       -------------

  Minority interest                                          1,524                                  1,524
                                                    ---------------       ------------       -------------

Shareholders' Equity
  Shares of beneficial interest, $0.01 par value,
      100,000,000 authorized, 35,692,042 issued and
      outstanding at September 30, 1998                        357             -                      357
  Additional paid-in capital                               253,450             -                  253,450
                                                    ---------------       ------------       -------------

                                                           253,807             -                  253,807
                                                    ---------------       ------------       -------------

                                                          $518,122            $35,200            $553,322
                                                    ===============       ============       =============


          (1) Adjustment to reflect contract purchase price of Woodburn of $35,200, paid out of an advance from WRIT's lines of credit and the assumption by WRIT of a first mortgage on the property. No adjustment is made for NVIP because it was purchased on May 22, 1998, so it is already reflected in WRIT's balance sheet as of September 30, 1998.


                     WASHINGTON REAL ESTATE INVESTMENT TRUST
            PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                          YEAR ENDED DECEMBER 31, 1997
                    (in thousands, except per share amounts)

                                                                                             PRO
                                                                                            FORMA           PRO
                                        REGISTRANT        NVIP          WOODBURN            ADJ'S           FORMA
                                       --------------  ------------ -----------------    ------------   -------------

Real estate revenue                          $79,429        $3,147            $4,342     $          -        $86,918
Real estate expenses                         (25,459)         (644)             (967) (1)       (300)        (27,370)
                                       --------------  ------------ -----------------    ------------   -------------

                                              53,970         2,503             3,375            (300)         59,548
Depreciation                                 (10,911)                                 (2)       (852)        (11,763)
                                       --------------  ------------ -----------------    ------------   -------------

Income from real estate                       43,059         2,503             3,375          (1,152)         47,785

Other income (expense)
  Investment income                            1,011        -              -                  -                1,011
  Interest expense                            (9,691)       -                 (1,706) (3)     (2,373)        (13,770)
  General and administrative                  (4,243)       -              -                  -               (4,243)
                                       --------------  ------------ -----------------    ------------   -------------


Net income                                   $30,136        $2,503            $1,669         ($3,525)        $30,783
                                       ==============  ============ =================    ============   =============


Net income per share - Basic                   $0.90                                                           $0.92
Net income per share - Diluted                 $0.90                                                           $0.92

          (1)Property management fees based on rate schedule paid by Registrant.

          (2)Depreciation over 30 years, based upon the portion of the puchase price allocated to building and improvements.

          (3)Interest expense based on an estimated weighted average borrowing rate of 6.5%.


                     WASHINGTON REAL ESTATE INVESTMENT TRUST
            PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                  FOR THE NINE MONTHS ENDED SEPTEMBER 30, 1998
                    (in thousands, except per share amounts)
                                                                                             PRO
                                                                                            FORMA           PRO
                                        REGISTRANT        NVIP          WOODBURN            ADJ'S           FORMA
                                       --------------  ------------ -----------------    ------------   -------------

Real estate revenue                          $76,157        $1,422            $3,194     $          -        $80,773
Real estate expenses                         (23,232)         (394)             (773) (1)       (185)        (24,584)
                                       --------------  ------------ -----------------    ------------   -------------

                                              52,925         1,028             2,421            (185)         56,189
Depreciation                                 (11,272)       -              -          (2)       (426)        (11,698)
                                       --------------  ------------ -----------------    ------------   -------------

Income from real estate                       41,653         1,028             2,421            (611)         44,491

Other income (expense)
  Investment income                              712        -              -                  -                  712
  Interest expense                           (12,484)       -                 (1,261) (3)       (831)        (14,576)
  General and administrative                  (4,663)       -                                 -               (4,663)
  Gain on sale of real estate                  5,926        -              -                  -                5,926
                                       --------------  ------------ -----------------    ------------   -------------


Net income                                   $31,144        $1,028            $1,160         ($1,442)        $31,890
                                       ==============  ============ =================    ============   =============


Net income per share - Basic                   $0.87                                                           $0.89
Net income per share - Diluted                 $0.87                                                           $0.89

          (1)Property management fees based on rate schedule paid by Registrant.

          (2)Depreciation over 30 years, based upon the portion of the puchase price allocated to building and improvements.

          (3)Interest expense based on an estimated weighted average borrowing rate of 6.5%.